Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
4. Goodwill and Intangible Assets
Goodwill represents the excess of the purchase price of acquisitions over the estimated fair value of the net assets acquired. The Company evaluates goodwill and intangible assets for impairment at least annually or more frequently whenever events or changes in circumstances indicate that the asset may be impaired, or in the case of goodwill, the fair value of the reporting unit is below its carrying amount. The analysis of potential impairment of goodwill requires a two-step approach that begins with the estimation of the fair value at the reporting unit level. We have four reporting units for our three operating segments. We have one reporting unit for our LTL segment, two reporting units for our TL segment, and one reporting unit for our Global Solutions segment.
For purposes of our impairment analysis, the fair value of the Company's reporting units is estimated based upon an average of an income fair value approach and a market fair value approach, both of which incorporate numerous assumptions and estimates such as company forecasts, discount rates, and growth rates, among others. The determination of fair value requires considerable judgment and is highly sensitive to changes in the underlying assumptions. The Company completed the annual impairment analysis as of July 1, 2015, and determined no impairment had occurred, as each reporting unit's calculated fair value exceeded the carrying value by at least 75% at the time of the evaluation.
Subsequent to our annual impairment analysis as of July 1, 2015, a decline in revenues during the quarter ended September 30, 2015 resulted in a triggering event that required the Company to perform an interim goodwill impairment analysis of all reporting units as of September 30, 2015. The Company completed its interim impairment analysis and determined no impairment had occurred, as each reporting unit's calculated fair value exceeded the carrying value by at least 65% at the time of the evaluation. As a result, there is no goodwill impairment for any of the periods presented in the Company's condensed consolidated financial statements.

The following is a rollforward of goodwill from December 31, 2013 to December 31, 2015 by reportable segment (in thousands):

	TL	LTL	Global Solutions	Total
Goodwill balance as of December 31, 2013	$211,413	$197,312	$110,018	$518,743
Adjustments to goodwill for purchase accounting	(1,253)	—	238	(1,015)
Goodwill related to acquisitions	108,891	—	43,033	151,924
Goodwill balance as of December 31, 2014	$319,051	197,312	153,289	669,652
Adjustments to goodwill for purchase accounting	3,919	—	176	4,095
Goodwill related to acquisitions	17,371	—	—	17,371
Goodwill balance as of December 31, 2015	$340,341	$197,312	$153,465	$691,118

Intangible assets consist primarily of customer relationships acquired from business acquisitions. Intangible assets were as follows as of December 31 (in thousands):

	2015			2014
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
TL	$65,373	$(13,916)	$51,457	$60,173	$(8,356)	$51,817
LTL	1,358	(1,017)	341	1,358	(950)	408
Global Solutions	31,522	(6,626)	24,896	31,522	(3,869)	27,653
Total intangible assets	$98,253	$(21,559)	$76,694	$93,053	$(13,175)	$79,878

The customer relationships intangible assets are amortized over their estimated five to 12 year useful lives. Amortization expense was $8.4 million, $5.8 million, and $3.0 million for the years ended December 31, 2015, 2014, and 2013, respectively. Estimated amortization expense for each of the next five years based on intangible assets as of December 31, 2015 is as follows (in thousands):

Amount
Year Ending:
2016	$8,725
2017	8,605
2018	8,341
2019	8,037
2020	7,665
Thereafter	35,321
Total	$76,694